Income Tax - Schedule of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets
Net operating loss carry forward	$ 18,684	$ 15,492
Research and development expenses	2,034	1,993
Operating lease liabilities	709	726
Share-based compensation	2,028	1,762
Total gross deferred tax assets	23,455	19,973
Less – valuation allowance	(22,767)	(19,267)
Deferred tax liabilities:
Operating lease assets	688	706
Net deferred tax assets